UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21614
Eaton Vance Enhanced Equity Income Fund
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
September 30
Date of Fiscal Year End
March 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Semiannual Report March 31, 2010

EATON VANCE ENHANCED EQUITY INCOME FUND

S e m i a n n u a l R e p o r t M a r c h 3 1 , 2 0 1 0 EATON VANCE ENHANCED EQUITY INCOME FUND

IMPORTANT NOTICES REGARDING DISTRIBUTIONS,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay monthly cash distributions equal to $0.1164 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Please refer to the inside back cover of this report for an important notice about the privacy policies adopted by the Eaton Vance organization.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2010
I N V E S T M E N T U P D A T E
Economic and Market Conditions

•	Domestic equities remained on an upward path during the six months ending March 31, 2010, recording their fourth consecutive
	Walter A. Row, CFA Eaton Vance Management Co-Portfolio Manager	quarter of gains. But the strong rally that began in March 2009 also started to slow somewhat in early 2010. In fact, market momentum stalled in February, as concerns about sovereign debt in Greece and other European economies, along with some belt-tightening in China, pushed stock prices lower. By period end, however, equities were back on the rise, and the S&P 500 Index finished the six months up 11.75%[1].
	Michael A. Allison, CFA Eaton Vance Management Co-Portfolio Manager	• The trends that helped equities stage their 2009 recovery continued to provide a favorable market backdrop. The battered U.S. economy showed signs of recovery from recession, and corporate earnings were strong, with expectations of acceleration. But these gains also came with volatility. In addition to debt fears from some overseas markets, equity investors grew anxious about an increasingly unsettled political environment at home, including a massive health-care reform initiative and proposed regulation of the financial services industry.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•	Value stocks generally outperformed growth stocks during the six-month period, particularly in the mid- and small-capitalization ranges. Mid-cap stocks led the market’s advance, although the small-, mid- and large-cap segments all posted solid returns.
Management Discussion

•	The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “EOI.” For the six months ending March 31, 2010, the Fund’s return at net asset value (NAV) underperformed that of the S&P 500 Index, but it outpaced the CBOE S&P 500 BuyWrite Index and the average return of the funds in its Lipper peer group. As of March 31, 2010, the Fund was trading at a premium to NAV of 0.21%.

•	The Fund’s common stock holdings performed roughly in line with the S&P 500 Index for the six-month period, with gains from sector and industry allocations offsetting the lion’s share of losses from individual stock selection. Underweighted allocations to the electric utilities and diversified telecommunication industries, both of which had anemic results, contributed to the Fund’s relative performance versus the S&P 500 Index, as did overweighted positions in the more-robust Internet/catalogue retail and machinery

Total Return Performance 9/30/09 – 3/31/10
NYSE Symbol		EOI

At Net Asset Value (NAV)		10.34%
At Market Price		8.68%
S&P 500 Index[1]		11.75%
CBOE S&P 500 BuyWrite Index[1]		9.24%
Lipper Options Arbitrage/Options Strategies Average[1]		9.80%

Premium/(Discount) to NAV (3/31/10)		0.21%
Total Distributions per share		$0.760
Distribution Rate[2]	At NAV	9.96%
	At Market Price	9.93%

See page 3 for more performance information.
[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Distribution Rate is based on the Fund’s last regular distribution per share (annualized) in the period divided by the Fund’s NAV or market price at the end of the period. The Fund’s monthly distributions may be composed of ordinary income, net realized capital gains and return of capital.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2010
I N V E S T M E N T U P D A T E

industries. Security selection in the oil, gas and consumable fuels industry, as well as in insurance and semiconductors/semiconductor equipment, also aided relative performance.

•	Conversely, inopportune security selection in the metals and mining, health care equipment/supplies, and capital markets industries was a drag on relative performance, essentially erasing the gains realized through favorable sector and industry allocation.

•	As of March 31, 2010, the Fund had written call options on approximately 60% of its equity holdings. The Fund seeks to generate current earnings from options premiums by selling covered call options on a substantial portion of its portfolio securities. Option premiums can vary with investors’ expectations of the future volatility (“implied volatility”) of the underlying assets. While individual and overall stock market volatility have decreased from peak levels seen in late 2008, they remained significantly higher than the long-term average during the semi-annual period that ended on March 31, 2010.
•	While the Fund’s options strategy lowered volatility during the six-month period, it modestly detracted from relative performance given the equity market’s strong advances during the period.

•	During the period, Eaton Vance Management (EVM) terminated its investment sub-advisory agreement with Rampart Investment Management Company, Inc., with respect to the Fund and, effective October 20, 2009, EVM assumed responsibility for managing the Fund’s options strategy.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2010
F U N D P E R F O R M A N C E

Performance1

NYSE Symbol:	EOI

Average Annual Total Returns (at market price, NYSE)

Six Months	8.68%
One Year	54.93
Five Years	3.03
Life of Fund (10/29/04)	4.12

Average Annual Total Returns (at net asset value)

Six Months	10.34%
One Year	37.08
Five Years	3.61
Life of Fund (10/29/04)	4.08
[1] Six-month returns are cumulative. Other returns are presented on an average annual basis.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition

Top 10 Holdings1

By total investments

General Electric Co.	2.7%
Apple, Inc.	2.6
JPMorgan Chase & Co.	2.4
Microsoft Corp.	2.3
Johnson & Johnson	2.3
Chevron Corp.	2.2
Cisco Systems, Inc.	2.2
Bank of America Corp.	2.1
International Business Machines Corp.	2.0
Goldman Sachs Group, Inc.	2.0
[1]
Top 10 Holdings represented 22.8% of the Fund’s total investments as of 3/31/10. The Top 10 Holdings are presented without the offsetting effect of the Fund’s written option positions at 3/31/10. Excludes cash equivalents.

Sector Weightings2

By total investments
[2]	Reflects the Fund’s total investments as of 3/31/10. Sector Weightings are presented without the offsetting effect of the Fund’s written option positions at 3/31/10. Excludes cash equivalents.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 103.2%(1)

Security	Shares	Value

Aerospace & Defense — 2.0%

General Dynamics Corp.	87,890	$6,785,108
Lockheed Martin Corp.	51,489	4,284,915

		$11,070,023

Air Freight & Logistics — 0.8%

FedEx Corp.	49,044	$4,580,710

		$4,580,710

Beverages — 2.5%

Coca-Cola Co. (The)	102,852	$5,656,860
PepsiCo, Inc.	129,030	8,536,625

		$14,193,485

Biotechnology — 1.4%

Amgen, Inc.(2)	94,121	$5,624,671
Celgene Corp.(2)	37,704	2,336,140

		$7,960,811

Capital Markets — 3.5%

Goldman Sachs Group, Inc.	66,584	$11,361,228
Northern Trust Corp.	94,239	5,207,647
State Street Corp.	72,658	3,279,782

		$19,848,657

Chemicals — 0.5%

Monsanto Co.	38,443	$2,745,599

		$2,745,599

Commercial Banks — 3.5%

PNC Financial Services Group, Inc.	77,948	$4,653,496
U.S. Bancorp	147,462	3,816,316
Wells Fargo & Co.	352,605	10,973,068

		$19,442,880

Commercial Services & Supplies — 1.2%

Waste Management, Inc.	196,926	$6,780,162

		$6,780,162

Communications Equipment — 3.0%

Cisco Systems, Inc.(2)	479,090	$12,470,713
QUALCOMM, Inc.	98,159	4,121,696

		$16,592,409

Computers & Peripherals — 6.4%

Apple, Inc.(2)	63,313	$14,874,123
Hewlett-Packard Co.	173,570	9,225,246
International Business Machines Corp.	90,748	11,638,431

		$35,737,800

Consumer Finance — 0.6%

American Express Co.	81,560	$3,365,166

		$3,365,166

Diversified Financial Services — 5.0%

Bank of America Corp.	684,141	$12,211,917
Citigroup, Inc.(2)	425,334	1,722,602
JPMorgan Chase & Co.	314,081	14,055,125

		$27,989,644

Diversified Telecommunication Services — 1.4%

AT&T, Inc.	179,077	$4,627,350
Verizon Communications, Inc.	97,933	3,037,881

		$7,665,231

Electric Utilities — 1.0%

American Electric Power Co., Inc.	162,217	$5,544,577

		$5,544,577

Electrical Equipment — 1.3%

Emerson Electric Co.	145,504	$7,324,671

		$7,324,671

Electronic Equipment, Instruments & Components — 1.3%

Corning, Inc.	376,802	$7,615,168

		$7,615,168

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Energy Equipment & Services — 1.4%

Halliburton Co.	70,371	$2,120,278
Schlumberger, Ltd.	87,318	5,541,201

		$7,661,479

Food & Staples Retailing — 2.1%

CVS Caremark Corp.	120,518	$4,406,138
Wal-Mart Stores, Inc.	129,867	7,220,605

		$11,626,743

Food Products — 1.9%

Kellogg Co.	53,781	$2,873,519
Nestle SA ADR	154,966	7,934,259

		$10,807,778

Health Care Equipment & Supplies — 3.4%

Baxter International, Inc.	69,166	$4,025,461
Boston Scientific Corp.(2)	318,419	2,298,985
Covidien PLC	78,455	3,944,717
HeartWare International, Inc.(2)	59,868	2,662,287
Thoratec Corp.(2)	86,497	2,893,325
Zimmer Holdings, Inc.(2)	54,875	3,248,600

		$19,073,375

Health Care Providers & Services — 0.9%

AmerisourceBergen Corp.	108,544	$3,139,092
Fresenius Medical Care AG & Co. KGaA ADR	30,548	1,715,576

		$4,854,668

Hotels, Restaurants & Leisure — 1.4%

Carnival Corp.	96,329	$3,745,272
McDonald’s Corp.	59,071	3,941,217

		$7,686,489

Household Products — 3.8%

Colgate-Palmolive Co.	131,123	$11,179,547
Procter & Gamble Co.	164,231	10,390,895

		$21,570,442

Industrial Conglomerates — 2.8%

General Electric Co.	857,959	$15,614,854

		$15,614,854

Insurance — 3.6%

Berkshire Hathaway, Inc., Class B(2)	68,526	$5,569,108
Lincoln National Corp.	120,087	3,686,671
MetLife, Inc.	111,605	4,836,961
Prudential Financial, Inc.	98,694	5,970,987

		$20,063,727

Internet & Catalog Retail — 1.3%

Amazon.com, Inc.(2)	54,610	$7,412,215

		$7,412,215

Internet Software & Services — 1.8%

Google, Inc., Class A(2)	17,812	$10,099,582

		$10,099,582

IT Services — 1.2%

MasterCard, Inc., Class A	25,965	$6,595,110

		$6,595,110

Life Sciences Tools & Services — 0.9%

Thermo Fisher Scientific, Inc.(2)	97,676	$5,024,453

		$5,024,453

Machinery — 3.6%

Danaher Corp.	91,520	$7,313,363
Deere & Co.	84,560	5,027,938
Illinois Tool Works, Inc.	102,697	4,863,730
PACCAR, Inc.	72,756	3,153,245

		$20,358,276

Media — 0.7%

Walt Disney Co. (The)	108,475	$3,786,862

		$3,786,862

Metals & Mining — 3.7%

BHP Billiton, Ltd. ADR	43,446	$3,489,583
Freeport-McMoRan Copper & Gold, Inc.	39,775	3,322,803
Goldcorp, Inc.	274,055	10,200,327
United States Steel Corp.	56,082	3,562,329

		$20,575,042

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Multi-Utilities — 1.1%

PG&E Corp.	83,297	$3,533,459
Public Service Enterprise Group, Inc.	91,570	2,703,146

		$6,236,605

Multiline Retail — 0.9%

Target Corp.	98,969	$5,205,769

		$5,205,769

Oil, Gas & Consumable Fuels — 9.6%

Anadarko Petroleum Corp.	118,517	$8,631,593
Apache Corp.	67,534	6,854,701
Chevron Corp.	168,484	12,776,142
Exxon Mobil Corp.	106,069	7,104,502
Hess Corp.	131,106	8,200,680
Occidental Petroleum Corp.	86,233	7,290,138
Peabody Energy Corp.	60,372	2,759,000

		$53,616,756

Personal Products — 0.4%

Avon Products, Inc.	61,884	$2,096,011

		$2,096,011

Pharmaceuticals — 6.2%

Abbott Laboratories	98,225	$5,174,493
Bristol-Myers Squibb Co.	163,695	4,370,656
Johnson & Johnson	201,616	13,145,363
Merck & Co., Inc.	55,170	2,060,600
Pfizer, Inc.	576,044	9,879,155

		$34,630,267

Real Estate Investment Trusts (REITs) — 0.2%

AvalonBay Communities, Inc.	5,597	$483,301
Boston Properties, Inc.	6,279	473,688

		$956,989

Road & Rail — 0.8%

CSX Corp.	86,531	$4,404,428

		$4,404,428

Semiconductors & Semiconductor Equipment — 2.2%

ASML Holding NV ADR	201,450	$7,131,330
Intel Corp.	222,773	4,958,927

		$12,090,257

Software — 3.9%

Microsoft Corp.	449,916	$13,169,041
Oracle Corp.	331,155	8,507,372

		$21,676,413

Specialty Retail — 5.1%

Best Buy Co., Inc.	114,814	$4,884,188
Gap, Inc. (The)	152,429	3,522,634
Home Depot, Inc.	268,893	8,698,688
Staples, Inc.	254,538	5,953,644
TJX Companies, Inc. (The)	126,283	5,369,553

		$28,428,707

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B	95,523	$7,020,941

		$7,020,941

Tobacco — 1.1%

Philip Morris International, Inc.	116,936	$6,099,382

		$6,099,382

Wireless Telecommunication Services — 0.6%

American Tower Corp., Class A(2)	76,823	$3,273,428

		$3,273,428

Total Common Stocks
(identified cost $505,050,664)		$577,004,041

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Short-Term Investments — 0.1%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.17%(3)	$443	$443,315

Total Short-Term Investments
(identified cost $443,315)		$443,315

Total Investments — 103.3%
(identified cost $505,493,979)		$577,447,356

Covered Call Options Written — (3.3)%

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

Abbott Laboratories	540	$55.00	5/22/10	$(21,600)
Amazon.com, Inc.	330	130.00	4/17/10	(229,350)
American Electric Power Co., Inc.	975	35.00	5/22/10	(34,125)
American Express Co.	490	43.00	4/17/10	(10,780)
American Tower Corp., Class A	460	45.00	4/17/10	(6,900)
AmerisourceBergen Corp.	600	30.00	5/22/10	(30,000)
Amgen, Inc.	565	57.50	4/17/10	(148,030)
Anadarko Petroleum Corp.	950	70.00	5/22/10	(494,000)
Apache Corp.	405	110.00	4/17/10	(6,075)
Apple, Inc.	125	200.00	4/17/10	(439,875)
Apple, Inc.	385	210.00	4/17/10	(974,050)
ASML Holding NV ADR	1,210	35.00	4/17/10	(169,400)
AT&T, Inc.	976	25.00	4/17/10	(84,912)
Avon Products, Inc.	340	31.00	4/17/10	(96,900)
Bank of America Corp.	5,475	17.00	5/22/10	(700,800)
Baxter International, Inc.	380	57.50	5/22/10	(83,600)
Berkshire Hathaway, Inc., Class B	415	82.00	6/19/10	(101,675)
Best Buy Co., Inc.	635	37.00	4/17/10	(347,980)
BHP Billiton, Ltd. ADR	240	80.00	5/22/10	(88,800)
Boston Scientific Corp.	1,755	8.00	5/22/10	(35,100)
Bristol-Myers Squibb Co.	985	26.00	6/19/10	(147,750)
Carnival Corp.	580	35.00	4/17/10	(226,200)
Celgene Corp.	230	57.50	4/17/10	(105,800)
Chevron Corp.	1,010	75.00	6/19/10	(275,730)
Cisco Systems, Inc.	960	24.00	4/17/10	(192,000)
Cisco Systems, Inc.	2,875	25.00	4/17/10	(333,500)
Coca Cola Co. (The)	620	55.00	5/22/10	(84,320)
Colgate-Palmolive Co.	1,050	80.00	5/22/10	(593,250)
Corning, Inc.	2,075	18.00	5/22/10	(502,150)
Covidien PLC	470	50.00	4/17/10	(47,000)
CSX Corp.	475	47.00	5/22/10	(218,500)
CVS Caremark Corp.	1,060	34.00	5/22/10	(328,600)
Danaher Corp.	625	80.00	6/19/10	(175,000)
Deere & Co.	575	60.00	6/19/10	(182,275)
Emerson Electric Co.	990	48.00	6/19/10	(346,500)
Exxon Mobil Corp.	640	70.00	4/17/10	(7,040)
FedEx Corp.	100	80.00	4/17/10	(135,000)
FedEx Corp.	295	85.00	4/17/10	(250,750)
Freeport-McMoRan Copper & Gold, Inc.	220	80.00	5/22/10	(145,200)
Fresenius Medical Care AG & Co. KGaA ADR	185	55.00	4/17/10	(27,750)
Gap, Inc. (The)	1,040	23.00	6/19/10	(122,720)
General Dynamics Corp.	485	70.00	5/22/10	(368,600)
General Electric Co.	5,835	18.00	6/19/10	(583,500)
Goldman Sachs Group, Inc.	135	160.00	4/17/10	(151,200)
Goldman Sachs Group, Inc.	400	170.00	4/17/10	(152,000)
Google, Inc., Class A	110	560.00	6/19/10	(335,390)
Halliburton Co.	565	30.00	4/17/10	(47,460)
Hess Corp.	725	65.00	5/22/10	(118,900)
Hewlett-Packard Co.	955	50.00	5/22/10	(372,450)
Home Depot, Inc.	1,480	30.00	5/22/10	(378,880)
Illinois Tool Works, Inc.	830	47.50	4/17/10	(62,250)
Intel Corp.	1,785	21.00	4/17/10	(246,330)
International Business Machines Corp.	180	125.00	4/17/10	(66,600)
International Business Machines Corp.	545	135.00	4/17/10	(4,360)
Johnson & Johnson	1,210	65.00	4/17/10	(82,280)
JPMorgan Chase & Co.	2,135	44.00	6/19/10	(580,720)
Kellogg Co.	325	55.00	6/19/10	(27,300)
Lincoln National Corp.	720	28.00	4/17/10	(198,000)
Lockheed Martin Corp.	350	85.00	6/19/10	(85,750)
MasterCard, Inc., Class A	165	260.00	4/17/10	(42,075)
McDonald’s Corp.	355	65.00	4/17/10	(68,160)
Merck & Co., Inc.	335	40.00	4/17/10	(1,675)
MetLife, Inc.	760	42.00	6/19/10	(226,100)
Microsoft Corp.	900	29.00	4/17/10	(57,600)
Microsoft Corp.	2,700	30.00	4/17/10	(62,100)
Monsanto Co.	230	85.00	4/17/10	(1,610)
NIKE, Inc., Class B	575	65.00	4/17/10	(494,500)
Northern Trust Corp.	520	55.00	4/17/10	(59,800)
Occidental Petroleum Corp.	475	80.00	5/22/10	(299,250)
Oracle Corp.	2,255	25.00	6/19/10	(326,975)
PACCAR, Inc.	400	36.00	5/22/10	(304,000)
Peabody Energy Corp.	305	46.00	4/17/10	(42,700)
PepsiCo, Inc.	775	62.50	4/17/10	(294,500)
Pfizer, Inc.	3,460	18.00	6/19/10	(103,800)
PG&E Corp.	500	45.00	6/19/10	(17,500)
Philip Morris International, Inc.	794	50.00	6/19/10	(265,990)
PNC Financial Services Group, Inc.	430	55.00	5/22/10	(204,250)
Procter & Gamble Co.	1,315	62.50	4/17/10	(149,910)
Prudential Financial, Inc.	675	55.00	6/19/10	(452,250)
Public Service Enterprise Group, Inc.	550	30.00	6/19/10	(41,250)
QUALCOMM, Inc.	540	41.00	4/17/10	(75,060)
Schlumberger, Ltd.	480	65.00	5/22/10	(94,080)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

Staples, Inc.	1,530	$24.00	6/19/10	$(126,225)
State Street Corp.	400	45.00	5/22/10	(84,000)
Target Corp.	595	50.00	4/17/10	(158,270)
Thermo Fisher Scientific, Inc.	590	50.00	6/19/10	(194,700)
TJX Companies, Inc. (The)	760	40.00	4/17/10	(201,400)
U.S. Bancorp	1,005	25.00	6/19/10	(170,850)
United States Steel Corp.	310	55.00	4/17/10	(274,350)
Verizon Communications, Inc.	540	29.00	4/17/10	(105,300)
Wal-Mart Stores, Inc.	155	52.50	4/17/10	(48,670)
Wal-Mart Stores, Inc.	625	55.00	6/19/10	(113,750)
Walt Disney Co. (The)	870	31.00	4/17/10	(348,000)
Waste Management, Inc.	1,185	35.00	4/17/10	(23,700)
Wells Fargo & Co.	2,115	29.00	4/17/10	(456,840)
Zimmer Holdings, Inc.	330	60.00	6/19/10	(73,425)

Total Covered Call Options Written
(premiums received $14,808,443)				$(18,477,572)

Other Assets, Less Liabilities — 0.0%				$17,903

Net Assets — 100.0%				$558,987,687

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	A portion of each applicable common stock for which a written call option is outstanding at March 31, 2010 has been segregated as collateral for such written option.

(2)	Non-income producing security.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of March 31, 2010. Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, another affiliated investment company, for the six months ended March 31, 2010 was $1,885 and $0, respectively.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2010

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of March 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $505,050,664)	$577,004,041
Affiliated investment, at value (identified cost, $443,315)	443,315
Dividends receivable	640,485
Interest receivable from affiliated investment	630
Receivable for investments sold	47,490
Tax reclaims receivable	81,511

Total assets	$578,217,472

Liabilities

Written options outstanding, at value (premiums received, $14,808,443)	$18,477,572
Payable to affiliates:
Investment adviser fee	470,699
Accrued expenses	281,514

Total liabilities	$19,229,785

Net Assets	$558,987,687

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 39,846,348 shares issued and outstanding	$398,463
Additional paid-in capital	672,788,526
Accumulated net realized loss	(154,136,749)
Accumulated distributions in excess of net investment income	(28,346,921)
Net unrealized appreciation	68,284,368

Net Assets	$558,987,687

Net Asset Value

($558,987,687 ÷ 39,846,348 common shares issued and outstanding)	$14.03

Statement of Operations

For the Six Months Ended
March 31, 2010

Investment Income

Dividends (net of foreign taxes, $14,467)	$4,834,971
Interest income allocated from affiliated investments	6,418
Expenses allocated from affiliated investments	(4,533)

Total investment income	$4,836,856

Expenses

Investment adviser fee	$2,706,768
Trustees’ fees and expenses	9,349
Custodian fee	129,940
Transfer and dividend disbursing agent fees	4,470
Legal and accounting services	32,652
Printing and postage	109,801
Miscellaneous	27,479

Total expenses	$3,020,459

Deduct —
Reduction of custodian fee	$9

Total expense reductions	$9

Net expenses	$3,020,450

Net investment income	$1,816,406

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(9,102,565)
Investment transactions allocated from affiliated investments	(69,901)
Written options	(5,621,861)

Net realized loss	$(14,794,327)

Change in unrealized appreciation (depreciation) —
Investments	$64,468,788
Written options	1,852,781
Foreign currency	(775)

Net change in unrealized appreciation (depreciation)	$66,320,794

Net realized and unrealized gain	$51,526,467

Net increase in net assets from operations	$53,342,873

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	March 31, 2010	Year Ended
in Net Assets	(Unaudited)	September 30, 2009

From operations —
Net investment income	$1,816,406	$5,837,564
Net realized loss from investment transactions, written options and foreign currency transactions	(14,794,327)	(137,501,752)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	66,320,794	76,205,784

Net increase (decrease) in net assets from operations	$53,342,873	$(55,458,404)

Distributions to shareholders —
From net investment income	$(30,266,208)*	$(6,995,420)
Tax return of capital	—	(58,284,654)

Total distributions	$(30,266,208)	$(65,280,074)

Capital share transactions —
Reinvestment of distributions	$963,199	$1,158,644

Net increase in net assets from capital share transactions	$963,199	$1,158,644

Net increase (decrease) in net assets	$24,039,864	$(119,579,834)

Net Assets

At beginning of period	$534,947,823	$654,527,657

At end of period	$558,987,687	$534,947,823

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of period	$(28,346,921)	$102,881

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Six Months Ended		Year Ended September 30,
	March 31, 2010								Period Ended
	(Unaudited)		2009	2008	2007		2006		September 30, 2005(1)

Net asset value — Beginning of period	$13.450		$16.490	$21.110	$19.900		$19.960		$19.100(2)

Income (Loss) From Operations

Net investment income(3)	$0.046		$0.147	$0.152	$0.080		$0.093		$0.051
Net realized and unrealized gain (loss)	1.294		(1.543)	(3.013)	2.774		1.491		2.061

Total income (loss) from operations	$1.340		$(1.396)	$(2.861)	$2.854		$1.584		$2.112

Less Distributions

From net investment income	$(0.760	)*	$(0.176)	$(0.154)	$(0.038)		$(0.093)		$(0.051)
From net realized gain	—		—	(0.891)	(1.606)		(1.551)		(1.182)
Tax return of capital	—		(1.468)	(0.714)	—		—		—

Total distributions	$(0.760)		$(1.644)	$(1.759)	$(1.644)		$(1.644)		$(1.233)

Offering costs charged to paid-in capital(3)	$—		$—	$—	$—		$—		$(0.019)

Net asset value — End of period	$14.030		$13.450	$16.490	$21.110		$19.900		$19.960

Market value — End of period	$14.060		$13.680	$13.310	$19.440		$20.070		$19.890

Total Investment Return on Net Asset Value(4)	10.34	%(5)	(6.20)%	(13.54)%	15.04	%(6)	8.46	%(7)	11.24	%(5)(8)

Total Investment Return on Market Value(4)	8.68	%(5)	18.23%	(24.23)%	5.04%		9.77%		10.85	%(5)(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$558,988		$534,948	$654,528	$837,584		$786,478		$787,442
Ratios (as a percentage of average daily net assets):
Expenses(9)	1.12	%(10)	1.17%	1.10%	1.08%		1.09%		1.09	%(10)
Net investment income	0.67	%(10)	1.17%	0.79%	0.39%		0.47%		0.28	%(10)
Portfolio Turnover	16	%(5)	65%	117%	195%		84%		84	% (5)

(1)	For the period from the start of business, October 29, 2004, to September 30, 2005.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	Not annualized.

(6)	During the year ended September 30, 2007, the Fund realized a gain on the closing out of a written options position that did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return for the year ended September 30, 2007.

(7)	During the year ended September 30, 2006, the investment adviser reimbursed the Fund for a net realized loss incurred from the closing out of a written options position that did not meet the Fund’s investment guidelines. The reimbursement was less than $0.01 per share and had no net effect on total return for the year ended September 30, 2006.

(8)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(9)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(10)	Annualized.

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of mid-and large-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing covered call options with respect to a substantial portion of its portfolio securities.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding

Eaton Vance Enhanced Equity Income Fund as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At September 30, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $9,096,930 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on September 30, 2017.

Additionally, at September 30, 2009, the Fund had a net capital loss of $128,334,614 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending September 30, 2010.

As of March 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

J  Interim Financial Statements — The interim financial statements relating to March 31, 2010 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended March 31, 2010, the amount of distributions estimated to be a tax return of capital was approximately $28,630,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, another affiliated investment company, on the Fund’s investment of cash therein was credited against the Fund’s investment adviser fee. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the six months ended March 31, 2010, the Fund’s investment adviser fee totaled $2,710,482 of which $3,714 was allocated from Cash Management Portfolio and $2,706,768 was paid or accrued directly by the Fund. Prior to October 20, 2009, EVM delegated the investment management of the Fund’s options strategy to Rampart Investment Management Company, Inc. (Rampart) pursuant to a sub-advisory agreement. EVM paid Rampart a portion of its advisory fee for sub-advisory services provided to the Fund. EVM terminated its sub-advisory agreement with Rampart with respect to the Fund and, effective October 20, 2009, EVM assumed the investment management of the Fund’s options strategy. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended March 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $89,966,659 and $122,827,948, respectively, for the six months ended March 31, 2010.

5   Common Shares of Beneficial Interest

Common shares issued pursuant to the Fund’s dividend reinvestment plan for the six months ended March 31, 2010 and the year ended September 30, 2009 were 71,355 and 89,833, respectively.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at March 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$507,301,976

Gross unrealized appreciation	$90,836,504
Gross unrealized depreciation	(20,691,124)

Net unrealized appreciation	$70,145,380

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject

Eaton Vance Enhanced Equity Income Fund as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at March 31, 2010 is included in the Portfolio of Investments.

Written call options activity for the six months ended March 31, 2010 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of period	82,872	$16,233,693
Options written	179,978	34,427,403
Options terminated in closing purchase transactions	(114,158)	(24,174,887)
Options exercised	(6,728)	(1,208,422)
Options expired	(58,379)	(10,469,344)

Outstanding, end of period	83,585	$14,808,443

At March 31, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund generally intends to write covered call options on individual stocks above the current value of the stock to generate premium income. In writing call options on individual stocks, the Fund in effect, sells potential appreciation in the value of the applicable stock above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying stock decline. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at March 31, 2010 was as follows:

	Fair Value

Derivative	Asset Derivatives	Liability Derivatives(1)

Written options	$—	$18,477,572

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended March 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Written options	$(5,621,861)	$1,852,781

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$577,004,041	$—	$—	$577,004,041
Short-Term Investments	—	443,315	—	443,315

Total Investments	$577,004,041	$443,315	$—	$577,447,356

Liability Description

Covered Call Options Written	$(18,477,572)	$—	$—	$(18,477,572)

Total	$(18,477,572)	$—	$—	$(18,477,572)

Eaton Vance Enhanced Equity Income Fund as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of September 30, 2009 whose fair value was determined using Level 3 inputs.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2010

NOTICE TO SHAREHOLDERS (Unaudited)

In November 2009, the Board approved a change to the Fund’s investment policies with respect to the sale of stock underlying a call option. As part of its investment program, the Fund sells call options on a substantial portion of the stocks it holds and is required to buy back a call option before selling the stock underlying that option. The investment policy change approved by the Board allows a Fund to sell the stock underlying a call option prior to purchasing back the call option on up to 5% of the Fund’s net assets, provided that such sales occur no more than three days before the option buy back. Previously, call options were covered continuously.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Enhanced Equity Income Fund (the “Fund”), and Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Rampart Investment Management Company, Inc. (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory and sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in particular foreign markets or industries. The Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board considered the Sub-adviser’s business reputation and its options strategy and its past experience in implementing this strategy. The Board also took into consideration the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser, Sub-adviser and their respective affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Enhanced Equity Income Fund

OFFICERS AND TRUSTEES

Officers
Duncan W. Richardson
President

Michael A. Allison
Vice President

Thomas E. Faust Jr.
Trustee and Vice President

Walter A. Row, III
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of March 31, 2010, our records indicate that there are 98 registered shareholders and approximately 35,969 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EOI.

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IMPORTANT NOTICE ABOUT PRIVACY

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Investment Adviser and Administrator of
Eaton Vance Enhanced Equity Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Enhanced Equity Income Fund
Two International Place
Boston, MA 02110

2285-5/10	CE-EEIFSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Effective October 20, 2009, EVM assumed responsibility for the options management of the Fund, replacing Rampart Investment Management Company, Inc. Walter A. Row and Michael A. Allison remain the portfolio managers responsible for the day-to-day management of the Fund’s investment portfolio.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Enhanced Equity Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	May 13, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	May 13, 2010

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	May 13, 2010